Exhibit 10.1

Fifth Addendum to Deed of Settlement

THIS ADDENDUM to the 6 March 2024 Deed of Settlement (Deed of Settlement), the 24 May 2024 Addendum to Deed of Settlement (Addendum), the 15 July 2024 Second Addendum to Deed of Settlement (Second Addendum), the 13 September 2024 Third Addendum to Deed of Settlement (Third Addendum), and the 11 November 2024 Fourth Addendum to Deed of Settlement (Fourth Addendum) BETWEEN:

(1)	Streeterville Capital, LLC, with its principal place of business at 303 East Wacker Drive, Suite 1040, Chicago, Illinois, 60601, United States of America (Streeterville); and

(2)	SPI Energy Co., Ltd., with its registered office at c/o Harneys Fiduciary (Cayman) Limited, 4th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands (SP/), (together, the Parties), is made on this 23rd day of January 2025 (the Fifth Addendum).

This Fifth Addendum is a part of the original Deed of Settlement and all defined terms used in this Fifth Addendum shall have the same meaning as in the Deed of Settlement.

All amounts are in USO.

THE PARTIES HEREBY AGREE AS FOLLOWS:

Effective from the 23rd day of January 2025,

(1)	Clause 1(d) of the Deed of Settlement shall be amended to read as follows:

“Trigger Payment” means the $2,100,000 payment SP/ agrees to make to Streeterville on the earlier of the following: (i) within five (5) business days of the closing of the SolarJuice /PO; (ii) within seven (7) calendar days of the date that SolarJuice is listed for trading; or (iii):

a.	$25,000 on or before 31 January 2025;
b.	$100,000 on or before 14 February 2025;
c.	$125,000 on or before 28 February 2025;
d.	$125,000 on or before 14 March 2025;
e.	$125,000 on or before 28 March 2025;
f.	$200,000 on or before 11 April 2025;
g.	$200,000 on or before 25 April 2025;
h.	$250,000 on or before 9 May 2025;
i.	$250,000 on or before 23 May 2025;
j.	$250,000 on or before 6 June 2025;
k.	$250,000 on or before 20 June 2025; and
l.	$200,000 on or before 30 June 2025.”

23 January 2025 Fifth Addendum to Deed of Settlement between Streeterville and SPI	1

(2)	Clause 3(b)(vi) of the Deed of Settlement shall be amended to read as follows:

“(vi) $2,100,000 Trigger Payment paid in the following amounts on the following dates:

a.	$25,000 on or before 31 January 2025;
b.	$100,000 on or before 14 February 2025;
c.	$125,000 on or before 28 February 2025;
d.	$125,000 on or before 14 March 2025;
e.	$125,000 on or before 28 March 2025;
f.	$200,000 on or before 11 April 2025;
g.	$200,000 on or before 25 April 2025;
h.	$250,000 on or before 9 May 2025;
i.	$250,000 on or before 23 May 2025;
j.	$250,000 on or before 6 June 2025;
k.	$250,000 on or before 20 June 2025; and
I.	$200,000 on or before 30 June 2025.”

(3)	Footnote (1) on page 4 of the Deed of Settlement (relating to clause 3(b)(vi)) shall be amended to read as follows:

“Trigger Payment is due on the earlier of the following: (i) within five (5) business days of the closing of the SolarJuice /PO; (ii) within seven (7) calendar days of the date that SolarJuice is listed for trading; or (iii):

a.	$25,000 on or before 31 January 2025;
b.	$100,000 on or before 14 February 2025;
c.	$125,000 on or before 28 February 2025;
d.	$125,000 on or before 14 March 2025;
e.	$125,000 on or before 28 March 2025;
f.	$200,000 on or before 11 April 2025;
g.	$200,000 on or before 25 April 2025;
h.	$250,000 on or before 9 May 2025;
i.	$250,000 on or before 23 May 2025;
j.	$250,000 on or before 6 June 2025;
k.	$250,000 on or before 20 June 2025; and
I.	$200,000 on or before 30 June 2025.”

(4)	In the event that any payment due under this Fifth Addendum is not received in full by Streeterville on or before the respective due date, SPI shall incur a late fee of $1,000 per day for each day the payment remains outstanding. This late fee shall be payable to Streeterville in addition to the overdue payment amount and shall accrue daily until the full payment is received.

(5)	The payment of $20,000 made by SPI to Streeterville on 17 January 2025, constitutes a restructuring fee.

(6)	The remainder of the terms of the Deed of Settlement (together with its Schedules), Addendum, Second Addendum, Third Addendum and Fourth Addendum remain unchanged.

23 January 2025 Fifth Addendum to Deed of Settlement between Streeterville and SPI	2

IN WITNESS whereof this Fifth Addendum to Deed of Settlement has been entered into and delivered as a deed on the 23rd day of January 2025.

SIGNED, SEALED AND DELIVERED	Streeterville Capital, LLC
AS A DEED IN THE PRESENCE OF:

/s/ Christopher Stalcup	/s/ John Fife
Witness: Christopher Stalcup	Name: John Fife
Title: President

SIGNED, SEALED AND DELIVERED	SPI Energy Co., Ltd.
AS A DEED IN THE PRESENCE OF:

/s/ Jamie Zhang	/s/ Xiaofang Peng
Witness: Jamie Zhang	Name: Xiaofang Peng
Title: CEO

23 January 2025 Fifth Addendum to Deed of Settlement between Streeterville and SPI	3